UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023

Safehold Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-15371	95-6881527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas
39th Floor
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SAFE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Primary Sales Agreement

On April 5, 2023, Safehold Inc. (the “Company”) and Safehold GL Holdings LLC (“Portfolio Holdings”) entered into an ATM Equity OfferingSM Sales Agreement (the “Primary Sales Agreement”) with BofA Securities, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Capital One Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc. (each, individually, a “Primary Agent” and, collectively, the “Primary Agents”), pursuant to which the Company may sell, from time to time, shares of its common stock, $0.01 par value per share (“Common Stock”), having an aggregate gross sales price of up to $300.0 million (the “Primary Shares”), through or to the Primary Agents. The Company may sell the Primary Shares in amounts and at times to be determined by the Company from time to time but has no obligation to sell any of the Primary Shares. Actual sales, if any, will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock, capital needs and determinations by the Company of the appropriate sources of its funding.

Any Primary Shares sold in the offering will be issued pursuant to a prospectus supplement, dated April 5, 2023, filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2023, and the accompanying base prospectus, dated April 4, 2023, forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-271113), filed with the SEC on April 4, 2023. Sales of the Primary Shares, if any, made pursuant to the Primary Sales Agreement may be sold in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. The Primary Sales Agreement provides that a Primary Agent will be entitled to compensation that will not exceed, but may be lower than, 2.0% of the gross sales price of any of the Primary Shares sold through it as Primary Agent. Under the terms of the Primary Sales Agreement, the Company may also sell Primary Shares to one or more Primary Agents, as principal, at a price agreed upon at the time of sale. If the Company sells Primary Shares to any Primary Agent(s) as principal, it will enter into a separate terms agreement with the Primary Agent(s), setting forth the terms of such transaction. The Company intends to contribute any net proceeds from the sale of Primary Shares to Portfolio Holdings, which intends to use such net proceeds for general corporate purposes, which may include repaying or repurchasing indebtedness, making additional investments in ground leases and providing for working capital.

The Company and Portfolio Holdings made certain customary representations, warranties and covenants concerning the Company, Portfolio Holdings and the registration statement in the Primary Sales Agreement and also agreed to indemnify the Primary Agents against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Primary Sales Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the form of Primary Sales Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On April 5, 2023, Venable LLP delivered its legality opinion with respect to the Primary Shares that may be issued pursuant to the Primary Sales Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.1.

Selling Stockholder Sales Agreement

On April 5, 2023, the Company, Portfolio Holdings and Star Investment Holdings SPV LLC (“Star Investment Holdings”), a subsidiary of Star Holdings, a Maryland statutory trust (“Star Holdings”) for which the Company acts as external manager, entered into an ATM Equity OfferingSM Sales Agreement (the “Selling Stockholder Sales Agreement”) with BofA Securities, Inc., B. Riley Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., Capital One Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc. (each, individually, a “Selling Stockholder Agent” and, collectively, the “Selling Stockholder Agents”), pursuant to which Star Investment Holdings may sell, from time to time, subject to receiving the Company’s consent, up to 1,000,000 shares of Common Stock (the “Selling Stockholder Shares”) through or to the Selling Stockholder Agents. Star Investment Holdings may sell the Selling Stockholder Shares in amounts and at times to be determined by Star Investment Holdings from time to time but has no obligation to sell any of the Selling Stockholder Shares. Actual sales, if any, will depend on a variety of factors to be determined by Star Investment Holdings from time to time, including, among other things, market conditions, the trading price of the Common Stock, capital needs and determinations by Star Investment Holdings of the appropriate sources of its funding.

Any Selling Stockholder Shares sold in the offering will be sold pursuant to a prospectus supplement, dated April 5, 2023, filed with the SEC on April 5, 2023, and the accompanying base prospectus, dated April 4, 2023, forming part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-271113), filed with the SEC on April 4, 2023. Sales of the Selling Stockholder Shares, if any, made pursuant to the Selling Stockholder Sales Agreement may be sold in negotiated transactions, including block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act by means of ordinary brokers’ transactions at market prices prevailing at the time of sale, including sales made directly on the New York Stock Exchange, sales made to or through a market maker and sales made through other securities exchanges or electronic communications networks. The Selling Stockholder Sales Agreement provides that a Selling Stockholder Agent will be entitled to compensation, payable by Star Investment Holdings, that will not exceed, but may be lower than, 2.0% of the gross sales price of any of the Selling Stockholder Shares sold through it as Selling Stockholder Agent. Under the terms of the Selling Stockholder Sales Agreement, Star Investment Holdings may also sell Selling Stockholder Shares to one or more Selling Stockholder Agents, as principal, at a price agreed upon at the time of sale. If Star Investment Holdings sells Selling Stockholder Shares to any Selling Stockholder Agent(s) as principal, it will enter into a separate terms agreement with the Selling Stockholder Agent(s), setting forth the terms of such transaction. The Company will not directly receive any of the proceeds from any sales of Selling Stockholder Shares by Star Investment Holdings; however, Star Investment Holdings may use the proceeds from the sale of Selling Stockholder Shares to, among other things, repay borrowings outstanding under Star Holdings’ term loan facility, under which the Company is a lender, or to pay a portion of the management fee payable to the Company as Star Holdings’ external manager pursuant to the management agreement between the Company and Star Holdings. To the extent that the Company receives any such proceeds, the Company intends to contribute any net proceeds from the sale of Selling Stockholder Shares to Portfolio Holdings, which intends to use such net proceeds for general corporate purposes, which may include repaying or repurchasing indebtedness, making additional investments in ground leases and providing for working capital.

The Company and Portfolio Holdings made certain customary representations, warranties and covenants concerning the Company, Portfolio Holdings and the registration statement in the Selling Stockholder Sales Agreement and also agreed to indemnify the Selling Stockholder Agents against certain liabilities, including liabilities under the Securities Act. The foregoing description of the Selling Stockholder Sales Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the form of Selling Stockholder Sales Agreement, which is attached hereto as Exhibit 1.2 and is incorporated herein by reference.

On April 5, 2023, Venable LLP delivered its legality opinion with respect to the Selling Stockholder Shares that may be sold pursuant to the Selling Stockholder Sales Agreement. A copy of the legality opinion is attached hereto as Exhibit 5.2.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1.1	ATM Equity OfferingSM Sales Agreement dated April 5, 2023, by and among Safehold Inc., Safehold GL Holdings LLC and the various agents party thereto.

Exhibit 1.2	ATM Equity OfferingSM Sales Agreement dated April 5, 2023, by and among Safehold Inc., Safehold GL Holdings LLC, Star Investment Holdings SPV LLC and the various agents party thereto.

Exhibit 5.1	Opinion of Venable LLP with respect to the Primary Shares

Exhibit 5.2	Opinion of Venable LLP with respect to the Selling Stockholder Shares

Exhibit 23.1	Consent of Venable LLP (contained in opinion filed as Exhibit 5.1 hereto)

Exhibit 23.2	Consent of Venable LLP (contained in opinion filed as Exhibit 5.2 hereto)

Exhibit 104	Cover Page Interactive File (the cover page tags are embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safehold Inc.

Date: April 5, 2023	By:	/s/ Geoffrey M. Dugan
Geoffrey M. Dugan General Counsel, Corporate & Secretary